EXHIBIT 7.1
                                                                     -----------


                             JOINT FILING AGREEMENT

      The undersigned acknowledge and agree that the foregoing Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this Statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements.

Dated: January 18, 2008


CAPITAL Z FINANCIAL SERVICES FUND II, L.P.

            By:               Capital Z Partners,
                              L.P., its General Partner

            By:               Capital Z Partners,
                              Ltd., its General Partner

            By:               /s/ Craig Fisher
                              -----------------------------
                              Name:  Craig Fisher
                              Title: General Counsel
                              - Authorized Signatory


CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.

            By:               Capital Z Partners,
                              L.P., its General Partner

            By:               Capital Z Partners,
                              Ltd., its General
                              Partner

            By:               /s/ Craig Fisher
                              -----------------------------
                              Name:  Craig Fisher
                              Title: General Counsel
                              - Authorized Signatory


CAPITAL Z PARTNERS, L.P.

            By:               Capital Z Partners,
                              Ltd., its General Partner

            By:               /s/ Craig Fisher
                              -----------------------------
                              Name:  Craig Fisher
                              Title: General Counsel
                              - Authorized Signatory


CAPITAL Z PARTNERS, LTD.

            By:               /s/ Craig Fisher
                              -----------------------------
                              Name:  Craig Fisher
                              Title: General Counsel
                              - Authorized Signatory


CAPITAL Z MANAGEMENT, LLC

            By:               /s/ Craig Fisher
                              -----------------------------
                              Name:  Craig Fisher
                              Title: General Counsel
                              - Authorized Signatory


UNION SQUARE PARTNERS, L.P.
By: UNION SQUARE PARTNERS GP, L.P., its General Partner

            By:               /s/ Craig Fisher
                              -----------------------------
                              Name:  Craig Fisher
                              Title: General Counsel
                              - Authorized Signatory





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UNION SQUARE PARTNERS GP, L.P.

            By:               /s/ Craig Fisher
                              -----------------------------
                              Name:  Craig Fisher
                              Title: General Counsel
                              - Authorized Signatory


UNION SQUARE PARTNERS GP, LTD.

            By:               /s/ Craig Fisher
                              -----------------------------
                              Name:  Craig Fisher
                              Title: General Counsel
                              - Authorized Signatory